                                                                    EXHIBIT 10.9

    THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.


                          AVERY COMMUNICATIONS, INC.
                            STOCK PURCHASE WARRANT
                            ----------------------


         THIS IS TO CERTIFY THAT Eastern Virginia Small Business Investment Corporation (the "Holder") is entitled to purchase 245,000 shares (the "Shares")
                  ------                                                ------
of common stock, $.01 par value per share ("Common Stock"), of Avery
                                            ------------
Communications Inc., a Delaware corporation (the "Company"), at a price of $1.50
                                                  -------
per share (the "Exercise Price"), at any time or from time to time after the
                --------------
date hereof until 5:00 p.m., Chicago, Illinois time, on December 23, 2003.

         To exercise this Warrant, in whole or in part, the Holder shall deliver to the Company, at the Company's executive offices (i) a written notice of the Holder's election to exercise this Warrant, which notice will specify the number of Shares to be purchased pursuant to such exercise, (ii) payment of the Exercise Price, in an amount equal to the aggregate purchase price for all shares to be purchased pursuant to such exercise, and (iii) this Warrant. Such notice will be substantially in the form of the Subscription Form appearing at the end of this Warrant. Upon receipt of such notice, the Company will, as promptly as practicable execute, or cause to be executed, and deliver to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, as provided in this Warrant. The stock certificate or certificates so delivered will be in such denominations as may be specified in such notice and will be registered in the name of the Holder. This Warrant will be deemed to have been exercised, such certificate or certificates will be deemed to have been issued, and the Holder will be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the such Exercise Price and the Warrant, is received by the Company. If the Warrant has been exercised in part, the Company will, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase a number of Shares with respect to which the Warrant has not been exercised, which new Warrant will, in all other respects, be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and this Warrant returned to the Holder.

         Payment of the Exercise Price will be made, at the option of the Holder, by a certified or official bank check or federal funds wire transfer.

         To prevent dilution of the rights granted under this Warrant, the Exercise Price and the number of Shares issuable on exercise of this Warrant shall be subject to adjustment from time to time as provided herein.

         At all times this Warrant remains outstanding, the Company shall reserve and have available for issuance a number of shares of Common Stock, as may be adjusted from time to time as provided in this Warrant, equal to the number of shares of such Warrant Stock, as may be adjusted from time to time as provided in this Warrant, available to be purchased pursuant to this Warrant. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately before such subdivision will be proportionately reduced and the number of Shares obtainable on exercise of this Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before such combination will be proportionately increased and the number of Shares obtainable on exercise of this Warrant will be proportionately decreased.

         Subject to the provisions of the Securities Act of 1933, applicable state laws and the regulations promulgated thereunder, this Warrant and all rights hereunder are transferable. Until transfer hereof on the books of the Company, the Company may treat the registered holder as the owner hereof for all purposes.

                 [Balance of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the 23rd day of December , 1996.

                                             AVERY COMMUNICATIONS, INC.


ATTEST:


                                             By:
--------------------------------                ---------------------------
Scot M. McCormick, Assistant Secretary       Patrick J. Haynes, III, Chairman
                                             of the Board

                             FORM OF SUBSCRIPTION

                 (To be signed only upon exercise of Warrant)

TO AVERY COMMUNICATIONS INC.:

         Pursuant to that Certain Stock Purchase Warrant, the undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________ Shares, herewith makes payment of $________ therefor, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

Dated:
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(Signature must conform in all respects to the name of holder as specified on the face of the Warrant)



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(Address)